                                                        EXHIBIT-99.B9.(C)

                       FUND ACCOUNTING SERVICES AGREEMENT

          THIS AGREEMENT is made on the 31st day of December, 1997 between Investors Municipal Cash Fund (the "Fund"), on behalf of Investors Florida Municipal Cash Fund (hereinafter called the "Portfolio"), a registered open-end management investment company with its principal place of business in 222 South Riverside Plaza, Chicago, Illinois 60606 and Scudder Fund Accounting Corporation, with its principal place of business in Boston, Massachusetts (hereinafter called "FUND ACCOUNTING").

          WHEREAS, the Portfolio has need to determine its net asset value which service FUND ACCOUNTING is willing and able to provide;

          NOW THEREFORE in consideration of the mutual promises herein made, the Fund and FUND ACCOUNTING agree as follows:

          Section 1.  Duties of FUND ACCOUNTING - General

               FUND ACCOUNTING is authorized to act under the terms of this Agreement to calculate the net asset value of the Portfolio as provided in the prospectus of the Portfolio and in connection therewith shall:

               a. Maintain and preserve all accounts, books, financial records and other documents as are required of the Fund under Section 31 of the Investment Company Act of 1940
                    (the "1940 Act") and Rules 31a-1, 31a-2 and 31a-3
                    thereunder, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to the Fund on behalf of the Portfolio, other than those accounts, books and financial records required to be maintained by the Fund's investment adviser, custodian or transfer agent and/or books and records maintained by all other service providers necessary for the Fund to conduct its business as a registered open-end management investment company. All such books and records shall be the property of the Fund and shall at all times during regular business hours be open for inspection by, and shall be surrendered promptly upon request of, duly authorized officers of the Fund. All such books and records shall at all times during regular business hours be open for inspection, upon request of duly authorized officers of the Fund, by employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.
               b. Record the current day's trading activity and such other proper bookkeeping entries as are necessary for determining that day's net asset value and net income.





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               c.   Render statements or copies of records as from time to time are reasonably requested by the Fund.
               d. Facilitate audits of accounts by the Fund's independent public accountants or by any other auditors employed or engaged by the Fund or by any regulatory body with jurisdiction over the Fund.
               e. Compute the Portfolio's public offering price and/or its daily dividend rates and money market yields, if applicable, in accordance with Section 3 of the Agreement and notify the Fund and such other persons as the Fund may reasonably request of the net asset value per share, the public offering price and/or its daily dividend rates and money market yields.
               f. Perform a mark-to-market appraisal in accordance with procedures by the Board of Trustees pursuant to Rule 2a-7 under the 1940 Act.

          Section 2.  Valuation of Securities

               Securities shall be valued in accordance with (a) the Fund's Registration Statement, as amended or supplemented from time to time (hereinafter referred to as the "Registration Statement");
               (b) the resolutions of the Board of Trustees of the Fund at the time in force and applicable, as they may from time to time be delivered to FUND ACCOUNTING, and (c) Proper Instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees of the Fund to give instructions with respect to computation and determination of the net asset value. FUND ACCOUNTING may use one or more external pricing services, including broker-dealers, provided that an appropriate officer of the Fund shall have approved such use in advance.

          Section 3. Computation of Net Asset Value, Public Offering Price, Daily Dividend Rates and Yields

               FUND ACCOUNTING shall compute the Portfolio's net asset value, including net income, in a manner consistent with the specific provisions of the Registration Statement. Such computation shall be made as of the time or times specified in the Registration Statement.

               FUND ACCOUNTING shall compute the daily dividend rates and money market yields, if applicable, in accordance with the methodology set forth in the Registration Statement.

          Section 4.  FUND ACCOUNTING's Reliance on Instructions and Advice

               In maintaining the Portfolio's books of account and making the necessary computations FUND ACCOUNTING shall be entitled to receive, and may rely upon, information furnished it by means of Proper Instructions, including but not limited to:

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               a.   The manner and amount of accrual of expenses to be
                    recorded on the books of the Portfolio;
               b. The source of quotations to be used for such securities as may not be available through FUND ACCOUNTING's normal pricing services;
               c. The value to be assigned to any asset for which no price quotations are readily available;
               d. If applicable, the manner of computation of the public offering price and such other computations as may be necessary;
               e.   Transactions in portfolio securities;
               f.   Transactions in capital shares.

               FUND ACCOUNTING shall be entitled to receive, and shall be entitled to rely upon, as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate, letter or other instrument signed by an authorized officer of the Fund or any other person authorized by the Fund's Board of Trustees.

               FUND ACCOUNTING shall be entitled to receive and act upon advice of Counsel for the Fund at the reasonable expense of the Portfolio and shall be without liability for any action taken or thing done in good faith in reliance upon such advice.

               FUND ACCOUNTING shall be entitled to receive, and may rely upon, information received from the Transfer Agent.

          Section 5.  Proper Instructions

               "Proper Instructions" as used herein means any certificate, letter or other instrument or telephone call reasonably believed by FUND ACCOUNTING to be genuine and to have been properly made or signed by any authorized officer of the Fund or person certified to FUND ACCOUNTING as being authorized by the Board of Trustees. The Fund, on behalf of the Portfolio, shall cause oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as from time to time agreed to by an authorized officer of the Fund and FUND ACCOUNTING.

               The Fund, on behalf of the Portfolio, agrees to furnish to the appropriate person(s) within FUND ACCOUNTING a copy of the Registration Statement as in effect from time to time. FUND ACCOUNTING may conclusively rely on the Fund's most recently delivered Registration Statement for all purposes under this Agreement and shall not be liable to the Portfolio or the Fund in acting in reliance thereon.

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          Section 6.  Standard of Care

               FUND ACCOUNTING shall exercise reasonable care and diligence in the performance of its duties hereunder. The Fund agrees that FUND ACCOUNTING shall not be liable under this Agreement for any error of judgment or mistake of law made in good faith and consistent with the foregoing standard of care, provided that nothing in this Agreement shall be deemed to protect or purport to protect FUND ACCOUNTING against any liability to the Fund, the Portfolio or its shareholders to which FUND ACCOUNTING would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

          Section 7.  Compensation and FUND ACCOUNTING Expenses

               FUND ACCOUNTING shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing by the two parties. FUND ACCOUNTING shall be entitled, if agreed to by the Fund on behalf of the Portfolio, to recover its reasonable telephone, courier or delivery service, and all other reasonable out-of-pocket, expenses as incurred, including, without limitation, reasonable attorneys' fees and reasonable fees for pricing services.

          Section 8.  Amendment and Termination

               This Agreement shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by an instrument in writing delivered or mailed to the other party. Such termination shall take effect not sooner than sixty (60) days after the date of delivery or mailing of such notice of termination. Any termination date is to be no earlier than four months from the effective date hereof. Upon termination, FUND ACCOUNTING will turn over to the Fund or its designee and cease to retain in FUND ACCOUNTING files, records of the calculations of net asset value and all other records pertaining to its services hereunder; provided, however, FUND ACCOUNTING in its discretion may make and retain copies of any and all such records and documents which it determines appropriate or for its protection.

          Section 9.  Services Not Exclusive

               FUND ACCOUNTING's services pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that FUND ACCOUNTING may perform fund accounting services for others. In acting under this Agreement, FUND ACCOUNTING shall be an independent contractor and not an agent of the Fund or the Portfolio.

          Section 10.  Limitation of Liability for Claims

               The Fund's Amended and Restated Declaration of Trust, as amended to date (the "Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Investors Municipal Cash Fund" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder of the Fund or the Portfolio, or Trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Trust or of the Portfolio to any extent whatsoever, but that the Trust estate only shall be liable.

               FUND ACCOUNTING is expressly put on notice of the limitation of liability as set forth in the Declaration and FUND ACCOUNTING agrees that the obligations assumed by the Fund and/or the Portfolio under this Agreement shall be limited in all cases to the Portfolio and its assets, and FUND ACCOUNTING shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. FUND ACCOUNTING understands that the rights and obligations of the Portfolio under the Declaration are separate and distinct from those of any and all other series of the Fund.

          Section 11.  Notices

               Any notice shall be sufficiently given when delivered or mailed to the other party at the address of such party set forth below or to such other person or at such other address as such party may from time to time specify in writing to the other party.

               If to FUND ACCOUNTING:   Scudder Fund Accounting Corporation
                                        Two International Place
                                        Boston, Massachusetts  02110
                                        Attn:  Vice President

               If to the Fund - Portfolio:   Investors Municipal Cash Fund
                                             222 South Riverside Plaza
                                             Chicago, Illinois  60606
                                             Attn:  President, Secretary
                                             or Treasurer

          Section 12.  Miscellaneous

               This Agreement may not be assigned by FUND ACCOUNTING without the consent of the Fund as authorized or approved by resolution of its Board of Trustees.

               In connection with the operation of this Agreement, the Fund and FUND ACCOUNTING may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinions may be consistent with this Agreement. Any such interpretive or additional provisions shall be in writing, signed by both parties and annexed hereto, but no such provisions shall be deemed to be an amendment of this Agreement.

               This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior understandings.



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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and its seal to be hereunder affixed as of the date first written above.


               [SEAL] INVESTORS MUNICIPAL CASH FUND on behalf of Investors Florida Municipal Cash Fund

                                        By:____________________________
                                             President


               [SEAL]                   SCUDDER FUND ACCOUNTING CORPORATION

                                        By:____________________________
                                             Vice President





























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                       FUND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT is made on the ____ day of __________, 1998 between Investors Municipal Cash Fund (the "Fund"), on behalf of Investors Michigan Municipal Cash Fund (hereinafter called the "Portfolio"), a registered open-end management investment company with its principal place of business in 222 South Riverside Plaza, Chicago, Illinois 60606 and Scudder Fund Accounting Corporation, with its principal place of business in Boston, Massachusetts (hereinafter called "FUND ACCOUNTING").

WHEREAS, the Portfolio has need to determine its net asset value which service FUND ACCOUNTING is willing and able to provide;

NOW THEREFORE in consideration of the mutual promises herein made, the Fund and FUND ACCOUNTING agree as follows:

Section 1.  Duties of FUND ACCOUNTING - General

     FUND ACCOUNTING is authorized to act under the terms of this Agreement to calculate the net asset value of the Portfolio as provided in the prospectus of the Portfolio and in connection therewith shall:

     a. Maintain and preserve all accounts, books, financial records and other documents as are required of the Fund under Section 31 of the Investment Company Act of 1940 (the "1940 Act") and Rules 31a-1, 31a-2 and 31a-3 thereunder, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to the Fund on behalf of the Portfolio, other than those accounts, books and financial records required to be maintained by the Fund's investment adviser, custodian or transfer agent and/or books and records maintained by all other service providers necessary for the Fund to conduct its business as a registered open-end management investment company. All such books and records shall be the property of the Fund and shall at all times during regular business hours be open for inspection by, and shall be surrendered promptly upon request of, duly authorized officers of the Fund. All such books and records shall at all times during regular business hours be open for inspection, upon request of duly authorized officers of the Fund, by employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.
     b. Record the current day's trading activity and such other proper bookkeeping entries as are necessary for determining that day's net asset value and net income.
     c. Render statements or copies of records as from time to time are reasonably requested by the Fund.
     d. Facilitate audits of accounts by the Fund's independent public accountants or by any other auditors employed or engaged by the Fund or by any regulatory body with jurisdiction over the Fund.
     e. Compute the Portfolio's public offering price and/or its daily dividend rates and money market yields, if applicable, in accordance with Section 3 of the Agreement and notify the Fund and such other persons as the Fund may reasonably request of the net asset value per share, the public offering price and/or its daily dividend rates and money market yields.
     f. Perform a mark-to-market appraisal in accordance with procedures by the Board of Trustees pursuant to Rule 2a-7 under the 1940 Act.

Section 2.  Valuation of Securities

     Securities shall be valued in accordance with (a) the Fund's Registration Statement, as amended or supplemented from time to time (hereinafter referred to as the "Registration Statement"); (b) the resolutions of the Board of Trustees of the Fund at the time in force and applicable, as they may from time to time be delivered to FUND ACCOUNTING, and (c) Proper Instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees of the Fund to give instructions with respect to computation and determination of the net asset value. FUND ACCOUNTING may use one or more external pricing services, including broker-dealers, provided that an appropriate officer of the Fund shall have approved such use in advance.

Section 3.  Computation of Net Asset Value, Public Offering
Price, Daily Dividend Rates and Yields

     FUND ACCOUNTING shall compute the Portfolio's net asset value, including net income, in a manner consistent with the specific provisions of the Registration Statement. Such computation shall be made as of the time or times specified in the Registration Statement.

     FUND ACCOUNTING shall compute the daily dividend rates and money market yields, if applicable, in accordance with the methodology set forth in the Registration Statement.

Section 4.  FUND ACCOUNTING's Reliance on Instructions and Advice

     In maintaining the Portfolio's books of account and making the necessary computations FUND ACCOUNTING shall be entitled to receive, and may rely upon, information furnished it by means of Proper Instructions, including but not limited to:

     a. The manner and amount of accrual of expenses to be recorded on the books of the Portfolio;

     b. The source of quotations to be used for such securities as may not be available through FUND ACCOUNTING's normal pricing services;
     c. The value to be assigned to any asset for which no price quotations are readily available;
     d. If applicable, the manner of computation of the public offering price and such other computations as may be necessary;
     e.   Transactions in portfolio securities;
     f.   Transactions in capital shares.

     FUND ACCOUNTING shall be entitled to receive, and shall be entitled to rely upon, as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate, letter or other instrument signed by an authorized officer of the Fund or any other person authorized by the Fund's Board of Trustees.

     FUND ACCOUNTING shall be entitled to receive and act upon advice of Counsel for the Fund at the reasonable expense of the Portfolio and shall be without liability for any action taken or thing done in good faith in reliance upon such advice.

     FUND ACCOUNTING shall be entitled to receive, and may rely upon, information received from the Transfer Agent.

Section 5.  Proper Instructions

     "Proper Instructions" as used herein means any certificate, letter or other instrument or telephone call reasonably believed by FUND ACCOUNTING to be genuine and to have been properly made or signed by any authorized officer of the Fund or person certified to FUND ACCOUNTING as being authorized by the Board of Trustees. The Fund, on behalf of the Portfolio, shall cause oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as from time to time agreed to by an authorized officer of the Fund and FUND ACCOUNTING.

     The Fund, on behalf of the Portfolio, agrees to furnish to the appropriate person(s) within FUND ACCOUNTING a copy of the Registration Statement as in effect from time to time. FUND ACCOUNTING may conclusively rely on the Fund's most recently delivered Registration Statement for all purposes under this Agreement and shall not be liable to the Portfolio or the Fund in acting in reliance thereon.

Section 6.  Standard of Care

     FUND ACCOUNTING shall exercise reasonable care and diligence in the performance of its duties hereunder. The Fund agrees that FUND ACCOUNTING shall not be liable under this Agreement for any error of judgment or mistake of law made in good faith and consistent with the foregoing standard of care, provided that nothing in this Agreement shall be deemed to protect or purport to protect FUND ACCOUNTING against any liability to the Fund, the Portfolio or its shareholders to which FUND ACCOUNTING would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

Section 7.  Compensation and FUND ACCOUNTING Expenses

     FUND ACCOUNTING shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing by the two parties. FUND ACCOUNTING shall be entitled, if agreed to by the Fund on behalf of the Portfolio, to recover its reasonable telephone, courier or delivery service, and all other reasonable out-of-pocket, expenses as incurred, including, without limitation, reasonable attorneys' fees and reasonable fees for pricing services.

Section 8.  Amendment and Termination

     This Agreement shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by an instrument in writing delivered or mailed to the other party. Such termination shall take effect not sooner than sixty (60) days after the date of delivery or mailing of such notice of termination. Any termination date is to be no earlier than four months from the effective date hereof. Upon termination, FUND ACCOUNTING will turn over to the Fund or its designee and cease to retain in FUND ACCOUNTING files, records of the calculations of net asset value and all other records pertaining to its services hereunder; provided, however, FUND ACCOUNTING in its discretion may make and retain copies of any and all such records and documents which it determines appropriate or for its protection.

Section 9.  Services Not Exclusive

     FUND ACCOUNTING's services pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that FUND ACCOUNTING may perform fund accounting services for others. In acting under this Agreement, FUND ACCOUNTING shall be an independent contractor and not an agent of the Fund or the Portfolio.

Section 10.  Limitation of Liability for Claims

     The Fund's Amended and Restated Declaration of Trust, as amended to date (the "Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Investors Municipal Cash Fund" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder of the Fund or the Portfolio, or Trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Trust or of the Portfolio to any extent whatsoever, but that the Trust estate only shall be liable.

     FUND ACCOUNTING is expressly put on notice of the limitation of liability as set forth in the Declaration and FUND ACCOUNTING agrees that the obligations assumed by the Fund and/or the Portfolio under this Agreement shall be limited in all cases to the Portfolio and its assets, and FUND ACCOUNTING shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. FUND ACCOUNTING understands that the rights and obligations of the Portfolio under the Declaration are separate and distinct from those of any and all other series of the Fund.

Section 11.  Notices

     Any notice shall be sufficiently given when delivered or mailed to the other party at the address of such party set forth below or to such other person or at such other address as such party may from time to time specify in writing to the other party.

     If to FUND ACCOUNTING:   Scudder Fund Accounting Corporation
                              Two International Place
                              Boston, Massachusetts  02110
                              Attn:  Vice President

     If to the Fund - Portfolio:   Investors Municipal Cash Fund
                                   222 South Riverside Plaza
                                   Chicago, Illinois  60606
                                   Attn:  President, Secretary or Treasurer

Section 12.  Miscellaneous

     This Agreement may not be assigned by FUND ACCOUNTING without the consent of the Fund as authorized or approved by resolution of its Board of Trustees.

     In connection with the operation of this Agreement, the Fund and FUND ACCOUNTING may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinions may be consistent with this Agreement. Any such interpretive or additional provisions shall be in writing, signed by both parties and annexed hereto, but no such provisions shall be deemed to be an amendment of this Agreement.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior understandings.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and its seal to be hereunder affixed as of the date first written above.


     [SEAL] INVESTORS MUNICIPAL CASH FUND on behalf of Investors Michigan Municipal Cash Fund

                              By:____________________________
                                 President


     [SEAL]                   SCUDDER FUND ACCOUNTING CORPORATION

                              By:____________________________
                                 Vice President

                     FUND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT is made on the 31st day of December, 1997 between Investors Municipal Cash Fund (the "Fund"), on behalf of Investors New Jersey Municipal Cash Fund (hereinafter called the "Portfolio"), a registered open-end management investment company with its principal place of business in 222 South Riverside Plaza, Chicago, Illinois 60606 and Scudder Fund Accounting Corporation, with its principal place of business in Boston, Massachusetts (hereinafter called "FUND ACCOUNTING").

WHEREAS, the Portfolio has need to determine its net asset value which service FUND ACCOUNTING is willing and able to provide;

NOW THEREFORE in consideration of the mutual promises herein made, the Fund and FUND ACCOUNTING agree as follows:

Section 1.  Duties of FUND ACCOUNTING - General

      FUND ACCOUNTING is authorized to act under the terms of this Agreement to calculate the net asset value of the Portfolio as provided in the prospectus of the Portfolio and in connection therewith shall:

      a. Maintain and preserve all accounts, books, financial records and other documents as are required of the Fund under Section 31 of the Investment Company Act of 1940 (the "1940 Act") and Rules 31a-1, 31a-2 and 31a-3 thereunder, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to the Fund on behalf of the Portfolio, other than those accounts, books and financial records required to be maintained by the Fund's investment adviser, custodian or transfer agent and/or books and records maintained by all other service providers necessary for the Fund to conduct its business as a registered open-end management investment company. All such books and records shall be the property of the Fund and shall at all times during regular business hours be open for inspection by, and shall be surrendered promptly upon request of, duly authorized officers of the Fund. All such books and records shall at all times during regular business hours be open for inspection, upon request of duly authorized officers of the Fund, by employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.
      b. Record the current day's trading activity and such other proper bookkeeping entries as are necessary for determining that day's net asset value and net income.
      c. Render statements or copies of records as from time to time are reasonably requested by the Fund.
      d. Facilitate audits of accounts by the Fund's independent public accountants or by any other auditors employed or engaged by the Fund or by any regulatory body with jurisdiction over the Fund.
      e. Compute the Portfolio's public offering price and/or its daily dividend rates and money market yields, if applicable, in accordance with Section 3 of the Agreement and notify the Fund and such other persons as the Fund may reasonably request of the net asset value per share, the public offering price and/or its daily dividend rates and money market yields.
      f. Perform a mark-to-market appraisal in accordance with procedures by the Board of Trustees pursuant to Rule 2a-7 under the 1940 Act.

Section 2.  Valuation of Securities

     Securities shall be valued in accordance with (a) the Fund's Registration Statement, as amended or supplemented from time to time (hereinafter referred to as the "Registration Statement"); (b) the resolutions of the Board of Trustees of the Fund at the time in force and applicable, as they may from time to time be delivered to FUND ACCOUNTING, and (c) Proper Instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees of the Fund to give instructions with respect to computation and determination of the net asset value. FUND ACCOUNTING may use one or more external pricing services, including broker-dealers, provided that an appropriate officer of the Fund shall have approved such use in advance.

Section 3. Computation of Net Asset Value, Public Offering Price, Daily Dividend Rates and Yields

     FUND ACCOUNTING shall compute the Portfolio's net asset value, including net income, in a manner consistent with the specific provisions of the Registration Statement. Such computation shall be made as of the time or times specified in the Registration Statement.

     FUND ACCOUNTING shall compute the daily dividend rates and money market yields, if applicable, in accordance with the methodology set forth in the Registration Statement.

Section 4.  FUND ACCOUNTING's Reliance on Instructions and Advice

     In maintaining the Portfolio's books of account and making the necessary computations FUND ACCOUNTING shall be entitled to receive, and may rely upon, information furnished it by means of Proper Instructions, including but not limited to:


     a. The manner and amount of accrual of expenses to be recorded on the books of the Portfolio;

     b. The source of quotations to be used for such securities as may not be available through FUND ACCOUNTING's normal pricing services;
     c. The value to be assigned to any asset for which no price quotations are readily available;
     d. If applicable, the manner of computation of the public offering price and such other computations as may be necessary;
     e.   Transactions in portfolio securities;
     f.   Transactions in capital shares.

     FUND ACCOUNTING shall be entitled to receive, and shall be entitled to rely upon, as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate, letter or other instrument signed by an authorized officer of the Fund or any other person authorized by the Fund's Board of Trustees.

     FUND ACCOUNTING shall be entitled to receive and act upon advice of Counsel for the Fund at the reasonable expense of the Portfolio and shall be without liability for any action taken or thing done in good faith in reliance upon such advice.

     FUND ACCOUNTING shall be entitled to receive, and may rely upon, information received from the Transfer Agent.

Section 5.  Proper Instructions

     "Proper Instructions" as used herein means any certificate, letter or other instrument or telephone call reasonably believed by FUND ACCOUNTING to be genuine and to have been properly made or signed by any authorized officer of the Fund or person certified to FUND ACCOUNTING as being authorized by the Board of Trustees. The Fund, on behalf of the Portfolio, shall cause oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as from time to time agreed to by an authorized officer of the Fund and FUND ACCOUNTING.

     The Fund, on behalf of the Portfolio, agrees to furnish to the appropriate person(s) within FUND ACCOUNTING a copy of the Registration Statement as in effect from time to time. FUND ACCOUNTING may conclusively rely on the Fund's most recently delivered Registration Statement for all purposes under this Agreement and shall not be liable to the Portfolio or the Fund in acting in reliance thereon.

Section 6.  Standard of Care

     FUND ACCOUNTING shall exercise reasonable care and diligence in the performance of its duties hereunder. The Fund agrees that FUND ACCOUNTING shall not be liable under this Agreement for any error of judgment or mistake of law made in good faith and consistent with the foregoing standard of care, provided that nothing in this Agreement shall be deemed to protect or purport to protect FUND ACCOUNTING against any liability to the Fund, the Portfolio or its shareholders to which FUND ACCOUNTING would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

Section 7.  Compensation and FUND ACCOUNTING Expenses

     FUND ACCOUNTING shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing by the two parties. FUND ACCOUNTING shall be entitled, if agreed to by the Fund on behalf of the Portfolio, to recover its reasonable telephone, courier or delivery service, and all other reasonable out-of-pocket, expenses as incurred, including, without limitation, reasonable attorneys' fees and reasonable fees for pricing services.

Section 8.  Amendment and Termination

     This Agreement shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by an instrument in writing delivered or mailed to the other party. Such termination shall take effect not sooner than sixty (60) days after the date of delivery or mailing of such notice of termination. Any termination date is to be no earlier than four months from the effective date hereof. Upon termination, FUND ACCOUNTING will turn over to the Fund or its designee and cease to retain in FUND ACCOUNTING files, records of the calculations of net asset value and all other records pertaining to its services hereunder; provided, however, FUND ACCOUNTING in its discretion may make and retain copies of any and all such records and documents which it determines appropriate or for its protection.

Section 9.  Services Not Exclusive

     FUND ACCOUNTING's services pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that FUND ACCOUNTING may perform fund accounting services for others. In acting under this Agreement, FUND ACCOUNTING shall be an independent contractor and not an agent of the Fund or the Portfolio.

Section 10.  Limitation of Liability for Claims

     The Fund's Amended and Restated Declaration of Trust, as amended to date (the "Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Investors Municipal Cash Fund" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder of the Fund or the Portfolio, or Trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Trust or of the Portfolio to any extent whatsoever, but that the Trust estate only shall be liable.

     FUND ACCOUNTING is expressly put on notice of the limitation of liability as set forth in the Declaration and FUND ACCOUNTING agrees that the obligations assumed by the Fund and/or the Portfolio under this Agreement shall be limited in all cases to the Portfolio and its assets, and FUND ACCOUNTING shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. FUND ACCOUNTING understands that the rights and obligations of the Portfolio under the Declaration are separate and distinct from those of any and all other series of the Fund.

Section 11.  Notices

     Any notice shall be sufficiently given when delivered or mailed to the other party at the address of such party set forth below or to such other person or at such other address as such party may from time to time specify in writing to the other party.

     If to FUND ACCOUNTING:   Scudder Fund Accounting Corporation
                              Two International Place
                              Boston, Massachusetts  02110
                              Attn:  Vice President

     If to the Fund - Portfolio:   Investors Municipal Cash Fund
                                   222 South Riverside Plaza
                                   Chicago, Illinois  60606
                                   Attn:  President, Secretary
                                   or Treasurer

Section 12.  Miscellaneous

     This Agreement may not be assigned by FUND ACCOUNTING without the consent of the Fund as authorized or approved by resolution of its Board of Trustees.

     In connection with the operation of this Agreement, the Fund and FUND ACCOUNTING may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinions may be consistent with this Agreement. Any such interpretive or additional provisions shall be in writing, signed by both parties and annexed hereto, but no such provisions shall be deemed to be an amendment of this Agreement.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior understandings.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and its seal to be hereunder affixed as of the date first written above.


     [SEAL]                              INVESTORS MUNICIPAL CASH FUND
                                         on behalf of Investors New Jersey
                                         Municipal Cash Fund

                                         By:____________________________
                                              President


     [SEAL]                              SCUDDER FUND ACCOUNTING CORPORATION

                                         By:____________________________
                                              Vice President

                          FUND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT is made on the 31st day of December, 1997 between Investors Municipal Cash Fund (the "Fund"), on behalf of Investors Pennsylvania Municipal Cash Fund (hereinafter called the "Portfolio"), a registered open-end management investment company with its principal place of business in 222 South Riverside Plaza, Chicago, Illinois 60606 and Scudder Fund Accounting Corporation, with its principal place of business in Boston, Massachusetts (hereinafter called "FUND ACCOUNTING").

WHEREAS, the Portfolio has need to determine its net asset value which service FUND ACCOUNTING is willing and able to provide;

NOW THEREFORE in consideration of the mutual promises herein made, the Fund and FUND ACCOUNTING agree as follows:

Section 1.  Duties of FUND ACCOUNTING - General

     FUND ACCOUNTING is authorized to act under the terms of this Agreement to calculate the net asset value of the Portfolio as provided in the prospectus of the Portfolio and in connection therewith shall:

     a. Maintain and preserve all accounts, books, financial records and other documents as are required of the Fund under Section 31 of the Investment Company Act of 1940 (the "1940 Act") and Rules 31a-1, 31a-2 and 31a-3
          thereunder, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to the Fund on behalf of the Portfolio, other than those accounts, books and financial records required to be maintained by the Fund's investment adviser, custodian or transfer agent and/or books and records maintained by all other service providers necessary for the Fund to conduct its business as a registered open-end management investment company. All such books and records shall be the property of the Fund and shall at all times during regular business hours be open for inspection by, and shall be surrendered promptly upon request of, duly authorized officers of the Fund. All such books and records shall at all times during regular business hours be open for inspection, upon request of duly authorized officers of the Fund, by employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.
     b. Record the current day's trading activity and such other proper bookkeeping entries as are necessary for determining that day's net asset value and net income.
     c. Render statements or copies of records as from time to time are reasonably requested by the Fund.

     d. Facilitate audits of accounts by the Fund's independent public accountants or by any other auditors employed or engaged by the Fund or by any regulatory body with jurisdiction over the Fund.
     e. Compute the Portfolio's public offering price and/or its daily dividend rates and money market yields, if applicable, in accordance with Section 3 of the Agreement and notify the Fund and such other persons as the Fund may reasonably request of the net asset value per share, the public offering price and/or its daily dividend rates and money market yields.
     f. Perform a mark-to-market appraisal in accordance with procedures by the Board of Trustees pursuant to Rule 2a-7 under the 1940 Act.

Section 2.  Valuation of Securities

     Securities shall be valued in accordance with (a) the Fund's Registration Statement, as amended or supplemented from time to time (hereinafter referred to as the "Registration Statement"); (b) the resolutions of the Board of Trustees of the Fund at the time in force and applicable, as they may from time to time be delivered to FUND ACCOUNTING, and (c) Proper Instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees of the Fund to give instructions with respect to computation and determination of the net asset value. FUND ACCOUNTING may use one or more external pricing services, including broker-dealers, provided that an appropriate officer of the Fund shall have approved such use in advance.

Section 3. Computation of Net Asset Value, Public Offering Price, Daily Dividend Rates and Yields

     FUND ACCOUNTING shall compute the Portfolio's net asset value, including net income, in a manner consistent with the specific provisions of the Registration Statement. Such computation shall be made as of the time or times specified in the Registration Statement.

     FUND ACCOUNTING shall compute the daily dividend rates and money market yields, if applicable, in accordance with the methodology set forth in the Registration Statement.

Section 4.  FUND ACCOUNTING's Reliance on Instructions and Advice

     In maintaining the Portfolio's books of account and making the necessary computations FUND ACCOUNTING shall be entitled to receive, and may rely upon, information furnished it by means of Proper Instructions, including but not limited to:

     a. The manner and amount of accrual of expenses to be recorded on the books of the Portfolio;
     b. The source of quotations to be used for such securities as may not be available through FUND ACCOUNTING's normal pricing services;
     c. The value to be assigned to any asset for which no price quotations are readily available;
     d. If applicable, the manner of computation of the public offering price and such other computations as may be necessary;
     e.   Transactions in portfolio securities;
     f.   Transactions in capital shares.

     FUND ACCOUNTING shall be entitled to receive, and shall be entitled to rely upon, as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate, letter or other instrument signed by an authorized officer of the Fund or any other person authorized by the Fund's Board of Trustees.

     FUND ACCOUNTING shall be entitled to receive and act upon advice of Counsel for the Fund at the reasonable expense of the Portfolio and shall be without liability for any action taken or thing done in good faith in reliance upon such advice.

     FUND ACCOUNTING shall be entitled to receive, and may rely upon, information received from the Transfer Agent.

Section 5.  Proper Instructions

     "Proper Instructions" as used herein means any certificate, letter or other instrument or telephone call reasonably believed by FUND ACCOUNTING to be genuine and to have been properly made or signed by any authorized officer of the Fund or person certified to FUND ACCOUNTING as being authorized by the Board of Trustees. The Fund, on behalf of the Portfolio, shall cause oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as from time to time agreed to by an authorized officer of the Fund and FUND ACCOUNTING.

     The Fund, on behalf of the Portfolio, agrees to furnish to the appropriate person(s) within FUND ACCOUNTING a copy of the Registration Statement as in effect from time to time. FUND ACCOUNTING may conclusively rely on the Fund's most recently delivered Registration Statement for all purposes under this Agreement and shall not be liable to the Portfolio or the Fund in acting in reliance thereon.

Section 6.  Standard of Care

     FUND ACCOUNTING shall exercise reasonable care and diligence in the performance of its duties hereunder. The Fund agrees that FUND ACCOUNTING shall not be liable under this Agreement for any error of judgment or mistake of law made in good faith and consistent with the foregoing standard of care, provided that nothing in this Agreement shall be deemed to protect or purport to protect FUND ACCOUNTING against any liability to the Fund, the Portfolio or its shareholders to which FUND ACCOUNTING would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

Section 7.  Compensation and FUND ACCOUNTING Expenses

     FUND ACCOUNTING shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing by the two parties. FUND ACCOUNTING shall be entitled, if agreed to by the Fund on behalf of the Portfolio, to recover its reasonable telephone, courier or delivery service, and all other reasonable out-of-pocket, expenses as incurred, including, without limitation, reasonable attorneys' fees and reasonable fees for pricing services.

Section 8.  Amendment and Termination

     This Agreement shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by an instrument in writing delivered or mailed to the other party. Such termination shall take effect not sooner than sixty (60) days after the date of delivery or mailing of such notice of termination. Any termination date is to be no earlier than four months from the effective date hereof. Upon termination, FUND ACCOUNTING will turn over to the Fund or its designee and cease to retain in FUND ACCOUNTING files, records of the calculations of net asset value and all other records pertaining to its services hereunder; provided, however, FUND ACCOUNTING in its discretion may make and retain copies of any and all such records and documents which it determines appropriate or for its protection.

Section 9.  Services Not Exclusive

     FUND ACCOUNTING's services pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that FUND ACCOUNTING may perform fund accounting services for others. In acting under this Agreement, FUND ACCOUNTING shall be an independent contractor and not an agent of the Fund or the Portfolio.

Section 10.  Limitation of Liability for Claims

     The Fund's Amended and Restated Declaration of Trust, as amended to date (the "Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Investors Municipal Cash Fund" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder of the Fund or the Portfolio, or Trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Trust or of the Portfolio to any extent whatsoever, but that the Trust estate only shall be liable.

     FUND ACCOUNTING is expressly put on notice of the limitation of liability as set forth in the Declaration and FUND ACCOUNTING agrees that the obligations assumed by the Fund and/or the Portfolio under this Agreement shall be limited in all cases to the Portfolio and its assets, and FUND ACCOUNTING shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. FUND ACCOUNTING understands that the rights and obligations of the Portfolio under the Declaration are separate and distinct from those of any and all other series of the Fund.

Section 11.  Notices

     Any notice shall be sufficiently given when delivered or mailed to the other party at the address of such party set forth below or to such other person or at such other address as such party may from time to time specify in writing to the other party.

     If to FUND ACCOUNTING:   Scudder Fund Accounting Corporation
                              Two International Place
                              Boston, Massachusetts  02110
                              Attn:  Vice President

     If to the Fund - Portfolio:   Investors Municipal Cash Fund
                                   222 South Riverside Plaza
                                   Chicago, Illinois  60606
                                   Attn:  President, Secretary
                                   or Treasurer

Section 12.  Miscellaneous

     This Agreement may not be assigned by FUND ACCOUNTING without the consent of the Fund as authorized or approved by resolution of its Board of Trustees.

     In connection with the operation of this Agreement, the Fund and FUND ACCOUNTING may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinions may be consistent with this Agreement. Any such interpretive or additional provisions shall be in writing, signed by both parties and annexed hereto, but no such provisions shall be deemed to be an amendment of this Agreement.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior understandings.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and its seal to be hereunder affixed as of the date first written above.


               [SEAL]                  INVESTORS MUNICIPAL CASH FUND
                                       on behalf of Investors Pennsylvania
                                       Municipal Cash Fund

                                       By:______________________________
                                            President


               [SEAL]                  SCUDDER FUND ACCOUNTING CORPORATION

                                       By:______________________________
                                            Vice President

                       FUND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT is made on the 31st day of December, 1997 between Investors Municipal Cash Fund (the "Fund"), on behalf of Tax-Exempt New York Money
Market Fund (hereinafter called the "Portfolio"), a registered open-end management investment company with its principal place of business in 222 South Riverside Plaza, Chicago, Illinois 60606 and Scudder Fund Accounting Corporation, with its principal place of business in Boston, Massachusetts (hereinafter called "FUND ACCOUNTING").

WHEREAS, the Portfolio has need to determine its net asset value which service FUND ACCOUNTING is willing and able to provide;

NOW THEREFORE in consideration of the mutual promises herein made, the Fund and FUND ACCOUNTING agree as follows:

Section 1.  Duties of FUND ACCOUNTING - General

     FUND ACCOUNTING is authorized to act under the terms of this Agreement to calculate the net asset value of the Portfolio as provided in the prospectus of the Portfolio and in connection therewith shall:

     a. Maintain and preserve all accounts, books, financial records and other documents as are required of the Fund under Section 31 of the Investment Company Act of 1940 (the "1940 Act") and Rules 31a-1, 31a-2 and 31a-3 thereunder, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to the Fund on behalf of the Portfolio, other than those accounts, books and financial records required to be maintained by the Fund's investment adviser, custodian or transfer agent and/or books and records maintained by all other service providers necessary for the Fund to conduct its business as a registered open-end management investment company. All such books and records shall be the property of the Fund and shall at all times during regular business hours be open for inspection by, and shall be surrendered promptly upon request of, duly authorized officers of the Fund. All such books and records shall at all times during regular business hours be open for inspection, upon request of duly authorized officers of the Fund, by employees or agents of the Fund and employees and agents of the Securities and Exchange Commission.
     b. Record the current day's trading activity and such other proper bookkeeping entries as are necessary for determining that day's net asset value and net income.
     c. Render statements or copies of records as from time to time are reasonably requested by the Fund.
     d. Facilitate audits of accounts by the Fund's independent public accountants or by any other auditors employed or engaged by the Fund or by any regulatory body with jurisdiction over the Fund.

     e. Compute the Portfolio's public offering price and/or its daily dividend rates and money market yields, if applicable, in accordance with Section 3 of the Agreement and notify the Fund and such other persons as the Fund may reasonably request of the net asset value per share, the public offering price and/or its daily dividend rates and money market yields.
     f. Perform a mark-to-market appraisal in accordance with procedures by the Board of Trustees pursuant to Rule 2a-7 under the 1940 Act.

Section 2.  Valuation of Securities

     Securities shall be valued in accordance with (a) the Fund's Registration Statement, as amended or supplemented from time to time (hereinafter referred to as the "Registration Statement"); (b) the resolutions of the Board of Trustees of the Fund at the time in force and applicable, as they may from time to time be delivered to FUND ACCOUNTING, and (c) Proper Instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees of the Fund to give instructions with respect to computation and determination of the net asset value. FUND ACCOUNTING may use one or more external pricing services, including broker-dealers, provided that an appropriate officer of the Fund shall have approved such use in advance.

Section 3. Computation of Net Asset Value, Public Offering Price, Daily Dividend Rates and Yields

     FUND ACCOUNTING shall compute the Portfolio's net asset value, including net income, in a manner consistent with the specific provisions of the Registration Statement. Such computation shall be made as of the time or times specified in the Registration Statement.

     FUND ACCOUNTING shall compute the daily dividend rates and money market yields, if applicable, in accordance with the methodology set forth in the Registration Statement.

Section 4.  FUND ACCOUNTING's Reliance on Instructions and Advice

     In maintaining the Portfolio's books of account and making the necessary computations FUND ACCOUNTING shall be entitled to receive, and may rely upon, information furnished it by means of Proper Instructions, including but not limited to:

     a. The manner and amount of accrual of expenses to be recorded on the books of the Portfolio;

     b. The source of quotations to be used for such securities as may not be available through FUND ACCOUNTING's normal pricing services;
     c. The value to be assigned to any asset for which no price quotations are readily available;
     d. If applicable, the manner of computation of the public offering price and such other computations as may be necessary;
     e.   Transactions in portfolio securities;
     f.   Transactions in capital shares.

     FUND ACCOUNTING shall be entitled to receive, and shall be entitled to rely upon, as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate, letter or other instrument signed by an authorized officer of the Fund or any other person authorized by the Fund's Board of Trustees.

     FUND ACCOUNTING shall be entitled to receive and act upon advice of Counsel for the Fund at the reasonable expense of the Portfolio and shall be without liability for any action taken or thing done in good faith in reliance upon such advice.

     FUND ACCOUNTING shall be entitled to receive, and may rely upon, information received from the Transfer Agent.

Section 5.  Proper Instructions

     "Proper Instructions" as used herein means any certificate, letter or other instrument or telephone call reasonably believed by FUND ACCOUNTING to be genuine and to have been properly made or signed by any authorized officer of the Fund or person certified to FUND ACCOUNTING as being authorized by the Board of Trustees. The Fund, on behalf of the Portfolio, shall cause oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as from time to time agreed to by an authorized officer of the Fund and FUND ACCOUNTING.

     The Fund, on behalf of the Portfolio, agrees to furnish to the appropriate person(s) within FUND ACCOUNTING a copy of the Registration Statement as in effect from time to time. FUND ACCOUNTING may conclusively rely on the Fund's most recently delivered Registration Statement for all purposes under this Agreement and shall not be liable to the Portfolio or the Fund in acting in reliance thereon.

Section 6.  Standard of Care

     FUND ACCOUNTING shall exercise reasonable care and diligence in the performance of its duties hereunder. The Fund agrees that FUND ACCOUNTING shall not be liable under this Agreement for any error of judgment or mistake of law made in good faith and consistent with the foregoing standard of care, provided that nothing in this Agreement shall be deemed to protect or purport to protect FUND ACCOUNTING against any liability to the Fund, the Portfolio or its shareholders to which FUND ACCOUNTING would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

Section 7.  Compensation and FUND ACCOUNTING Expenses

     FUND ACCOUNTING shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing by the two parties. FUND ACCOUNTING shall be entitled, if agreed to by the Fund on behalf of the Portfolio, to recover its reasonable telephone, courier or delivery service, and all other reasonable out-of-pocket, expenses as incurred, including, without limitation, reasonable attorneys' fees and reasonable fees for pricing services.

Section 8.  Amendment and Termination

     This Agreement shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by an instrument in writing delivered or mailed to the other party. Such termination shall take effect not sooner than sixty (60) days after the date of delivery or mailing of such notice of termination. Any termination date is to be no earlier than four months from the effective date hereof. Upon termination, FUND ACCOUNTING will turn over to the Fund or its designee and cease to retain in FUND ACCOUNTING files, records of the calculations of net asset value and all other records pertaining to its services hereunder; provided, however, FUND ACCOUNTING in its discretion may make and retain copies of any and all such records and documents which it determines appropriate or for its protection.

Section 9.  Services Not Exclusive

     FUND ACCOUNTING's services pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that FUND ACCOUNTING may perform fund accounting services for

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     others.  In acting under this Agreement, FUND ACCOUNTING shall be an independent contractor and not an agent of the Fund or the Portfolio.

Section 10.  Limitation of Liability for Claims

     The Fund's Amended and Restated Declaration of Trust, as amended to date (the "Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Investors Municipal Cash Fund" refers to the Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder of the Fund or the Portfolio, or Trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Trust or of the Portfolio to any extent whatsoever, but that the Trust estate only shall be liable.

     FUND ACCOUNTING is expressly put on notice of the limitation of liability as set forth in the Declaration and FUND ACCOUNTING agrees that the obligations assumed by the Fund and/or the Portfolio under this Agreement shall be limited in all cases to the Portfolio and its assets, and FUND ACCOUNTING shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. FUND ACCOUNTING understands that the rights and obligations of the Portfolio under the Declaration are separate and distinct from those of any and all other series of the Fund.

Section 11.  Notices

     Any notice shall be sufficiently given when delivered or mailed to the other party at the address of such party set forth below or to such other person or at such other address as such party may from time to time specify in writing to the other party.

     If to FUND ACCOUNTING:   Scudder Fund Accounting Corporation
                              Two International Place
                              Boston, Massachusetts  02110
                              Attn:  Vice President

     If to the Fund - Portfolio:   Investors Municipal Cash Fund
                                   222 South Riverside Plaza
                                   Chicago, Illinois  60606
                                   Attn:  President, Secretary
                                   or Treasurer



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






Section 12.  Miscellaneous

     This Agreement may not be assigned by FUND ACCOUNTING without the consent of the Fund as authorized or approved by resolution of its Board of Trustees.

     In connection with the operation of this Agreement, the Fund and FUND ACCOUNTING may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinions may be consistent with this Agreement. Any such interpretive or additional provisions shall be in writing, signed by both parties and annexed hereto, but no such provisions shall be deemed to be an amendment of this Agreement.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior understandings.



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





IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and its seal to be hereunder affixed as of the date first written above.


     [SEAL]                  INVESTORS MUNICIPAL CASH FUND
                             on behalf of Tax-Exempt New York
                             Money Market Fund

                             By:_____________________________
                                  President


     [SEAL]                  SCUDDER FUND ACCOUNTING CORPORATION

                             By:_____________________________
                                  Vice President





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